UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

The South Financial Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
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☐	Fee paid previously with preliminary materials:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on Tuesday, May 5, 2009

Name

Address

City, State Zip Code

As part of our efforts to lower the costs of delivering proxy materials and reduce the environmental impact of the meeting, The South Financial Group, Inc. (“TSFG”) has elected to use the Notice and Access rule adopted by the Securities and Exchange Commission to provide access to our proxy materials over the Internet instead of mailing a printed copy of the proxy materials to each shareholder. The Proxy Statement and 2008 Annual Report to Shareholders are available on the Internet at: http://www.thesouthgroup.com/proxy

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request by April 24, 2009. To request a paper copy of these items, you will need your Shareholder Control Number, which can be found in the lower right hand corner of this Notice. Then, either:

> Call toll-free, (800) 951-2405; or

> Visit the website, http://www.cfpproxy.com/4862; or

> Send an email to fulfillment@rtco.com

Please enter the Shareholder Control Number when prompted or, if you send an email, enter it in the subject line.

You may vote by Internet, by telephone, by mail or in person. If you wish to vote by Internet or by phone, visit the website, http://www.proxyvotenow.com/tsfg or call 1-866-855-9697. You will need your Shareholder Control Number, which can be found in the lower right hand corner of this Notice. You may vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

The 2009 Annual Meeting of Shareholders of The South Financial Group, Inc. will be held at the Gunter Theatre, Peace Center for the Performing Arts, 300 South Main Street, Greenville, South Carolina, on Tuesday, May 5, 2009, at 10:30 a.m. to consider and vote upon the following:

1. Election of five Directors;

2. Proposal to amend TSFG’s Long-Term Incentive Plan;

3. Proposal to amend TSFG’s Employee Stock Purchase Plan;

4. Proposal to vote on nonbinding resolution to ratify the compensation of the Named Executive Officers set forth in the Proxy Statement;

5. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as TSFG’s independent registered public accounting firm for fiscal year 2009; and

6. Other matters as may be put forth at the meeting.

The Board of Directors of TSFG recommends voting “FOR” the above proposals.

‘Shareholder Control Number’